J.P. MORGAN FUNDS

JPMorgan Commodities Strategy Fund

(All Share Classes)

(a series of JPMorgan Trust I)

Supplement dated April 2, 2018

to the Summary Prospectuses, Prospectuses and Statement

of Additional Information dated March 1, 2018

Effective April 2, 2018, (the “Effective Date”) Ebele Kemery will no longer be a member of the portfolio management team for the JPMorgan Commodities Strategy Fund (the “Fund”). On the Effective Date, the “Risk/Return Summary — Management” section of each Summary Prospectus and Prospectus is hereby deleted in its entirety and replaced with the following:

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed Fund Since	Primary Title with Investment Adviser
Peter E. Kocubinski	2012	Executive Director
Christopher Tufts	2012	Managing Director
Matt Tetreau	2016	Executive Director

In addition, the “More About the Fund — The Fund’s Management and Administration — The Portfolio Managers” section of each Prospectus is hereby deleted in its entirety and replaced by the following:

The portfolio management team consists of Peter E. Kocubinski, Christopher M. Tufts and Matt Tetreau.

Peter Kocubinski, CFA. Mr. Kocubinski is an Executive Director and is the head of the U.S. Macro Sectors within the Global Fixed Income, Currency & Commodities (GFICC) group. Mr. Kocubinski leads the investment process for the commodity portion of the Fund. Based in New York, Mr. Kocubinski is responsible for overseeing the U.S. Interest Rates, Inflation, Volatility and Commodities investment teams. An employee since 1999, he has held several roles within the firm including head of the Commodity investment team, head of U.S. Rates investing and Interest Rate Volatility sector team co-head. Prior to his US Rates role, Mr. Kocubinski was responsible for maintaining the OTC derivatives book, managing portfolio risk exposures, TIPS analysis, and macroeconomic forecasting. Mr. Kocubinski obtained a B.S. in economics and computer science from the College of William & Mary and is a CFA charterholder.

Christopher M. Tufts. Mr. Tufts is a Managing Director of JPMIM and is responsible for the fixed income investments portion of the Fund. He has been a portfolio manager with JPMIM since 2003 and an employee of the firm since 1997. Mr. Tufts holds a B.A. in Economics and French from the College of the Holy Cross.

Matthew Tetreau. Mr. Tetreau is an Executive Director of JPMIM and is a member of the Global Fixed Income, Currency & Commodities (GFICC) group. Mr. Tetreau is a commodity investment specialist on the team focusing on bottom-up supply and demand analysis. An employee since 2011, he was previously commodity analyst and trader for Ronin Capital Management’s agricultural commodity and macroeconomic hedge funds and a senior strategy analyst for macroeconomics and commodities at Everest Capital. Mr. Tetreau earned a B.S. in mechanical engineering from the University of Massachusetts, an International MBA in financial markets and economics from Florida International University and holds a Series 3 license.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

On the Effective Date, all references to Ms. Kemery will be removed from the “PORTFOLIO MANAGERS — Portfolio Managers’ Other Accounts Managed” and “PORTFOLIO MANAGERS — Portfolio Managers Ownership of Securities” sections of the Statement of Additional Information.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE SUMMARY PROSPECTUSES,

PROSPECTUSES AND STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE

SUP-CSTRAT-418